UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 15, 2015

GARNERO GROUP ACQUISITION COMPANY

(Exact Name of Registrant as Specified in Charter)

Cayman Islands	001-36482	N/A
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Av Brig. Faria Lima
1485-19 Andar
Brasilinvest Plaza CEP 01452-002
Sao Paulo
Brazil
(Address of Principal Executive Offices) (Zip Code)

(55) 1130947970

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

GARNERO GROUP ACQUISITION COMPANY (“GGAC”) INTENDS TO HOLD PRESENTATIONS FOR CERTAIN OF ITS SHAREHOLDERS, AS WELL AS OTHER PERSONS WHO MIGHT BE INTERESTED IN PURCHASING GGAC SECURITIES, REGARDING ITS BUSINESS COMBINATION WITH WISEKEY SA (“WISEKEY” OR THE “COMPANY”), AS DESCRIBED IN THE CURRENT REPORT ON FORM 8-K FILED BY GGAC ON OCTOBER 31, 2014, AS AMENDED ON NOVEMBER 19, 2014. THE EXHIBIT INCLUDED IN THIS CURRENT REPORT ON FORM 8-K MAY BE DISTRIBUTED TO PARTICIPANTS AT SUCH PRESENTATIONS.

EARLYBIRDCAPITAL, INC. (“EBC”), THE MANAGING UNDERWRITER OF GGAC’S INITIAL PUBLIC OFFERING (“IPO”) DECLARED EFFECTIVE IN JUNE 2014, IS ASSISTING GGAC IN THESE EFFORTS, FOR WHICH EBC WILL RECEIVE A FEE OF $4,600,000 IF THE BUSINESS COMBINATION IS SUCCESSFULLY CONSUMMATED. GGAC, ITS DIRECTORS AND EXECUTIVE OFFICERS AND EBC MAY BE DEEMED TO BE PARTICIPANTS IN THE SOLICITATION OF PROXIES FOR THE EXTRAORDINARY GENERAL MEETING OF GGAC SHAREHOLDERS TO BE HELD TO APPROVE THE BUSINESS COMBINATION.

SHAREHOLDERS OF GGAC AND OTHER INTERESTED PERSONS ARE ADVISED TO READ, WHEN AVAILABLE, GGAC’S PRELIMINARY PROXY STATEMENT AND DEFINITIVE PROXY STATEMENT IN CONNECTION WITH GGAC’S SOLICITATION OF PROXIES FOR THE EXTRAORDINARY GENERAL MEETING BECAUSE THESE PROXY STATEMENTS WILL CONTAIN IMPORTANT INFORMATION. SUCH PERSONS CAN ALSO READ GGAC’S FINAL PROSPECTUS, DATED JUNE 25, 2014, AND GGAC’S ANNUAL REPORT ON FORM 10-K FOR THE PERIOD ENDED JUNE 30, 2014, FOR A DESCRIPTION OF THE SECURITY HOLDINGS OF GGAC’S OFFICERS AND DIRECTORS AND OF EBC AND THEIR RESPECTIVE INTERESTS IN THE SUCCESSFUL CONSUMMATION OF THE BUSINESS COMBINATION. THE DEFINITIVE PROXY STATEMENT WILL BE MAILED TO SHAREHOLDERS AS OF A RECORD DATE TO BE ESTABLISHED FOR VOTING ON THE BUSINESS COMBINATION. SHAREHOLDERS WILL ALSO BE ABLE TO OBTAIN A COPY OF THE DEFINITIVE PROXY STATEMENT, WITHOUT CHARGE, BY DIRECTING A REQUEST TO: GARNERO GROUP ACQUISITION COMPANY, C/O BRASILINVEST INTERNATIONAL, 2665 SOUTH BAYSHORE DRIVE, SUITE 220, MIAMI, FLORIDA 33133, ATTN: JAVIER MARTIN RIVA. THE PRELIMINARY PROXY STATEMENT AND THE DEFINITIVE PROXY STATEMENT, ONCE AVAILABLE, AND THE FINAL PROSPECTUS AND ANNUAL REPORT ON FORM 10-K CAN ALSO BE OBTAINED, WITHOUT CHARGE, AT THE SECURITIES AND EXCHANGE COMMISSION’S INTERNET SITE (http://www.sec.gov).

CERTAIN OF WISEKEY’S FINANCIAL INFORMATION AND DATA CONTAINED IN THE EXHIBIT HERETO DOES NOT CONFORM TO SEC REGULATION S-X. ACCORDINGLY, SUCH INFORMATION AND DATA WILL BE ADJUSTED AND PRESENTED DIFFERENTLY IN GGAC’S PRELIMINARY AND DEFINITIVE PROXY STATEMENTS TO SOLICIT SHAREHOLDER APPROVAL OF THE BUSINESS COMBINATION.

ADDITIONAL INFORMATION AND FORWARD-LOOKING STATEMENTS

ThIS report and the exhibit hereto are not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed transaction and shall not constitute an offer to sell or a solicitation of an offer to buy the securities of GGAC or WISEKEY, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction.

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This report and the exhibit hereto include “forward-looking statements” within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. WISEKEY’s actual results may differ from its expectations, estimates and projections and, consequently, you should not rely on these forward-looking statements as predictions of future events. Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “continue,” and similar expressions are intended to identify such forward-looking statements. These forward-looking statements include, without limitation, GGAC’S and WISEKEY’s expectations with respect to future performance, anticipated financial impacts of the BUSINESS COMBINATION and related transactions; approval of the BUSINESS COMBINATION and related transactions by security holders; the satisfaction of the closing conditions to the BUSINESS COMBINATION and related transactions; and the timing of the completion of the BUSINESS COMBINATION and related transactions.

These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from the expected results. Most of these factors are outside the parties’ control and difficult to predict. Factors that may cause such differences include: business conditions; weather and natural disasters; changing interpretations of GAAP; outcomes of government reviews; inquiries and investigations and related litigation; continued compliance with government regulations; legislation or regulatory environments, requirements or changes adversely affecting the business in which WISEKEY is engaged; fluctuations in customer demand; management of rapid growth; intensity of competition from other providers of SERVICES THAT WISEKEY PROVIDES; general economic conditions; and geopolitical events and regulatory changes. Other factors include the possibility that the BUSINESS COMBINATION does not close, including due to the failure to receive required security holder approvals, or the failure TO SATISFY other closing conditions.

The foregoing list of factors is not exclusive. Additional information concerning these and other risk factors is contained in GGAC’S most recent filings with the SEC. All subsequent written and oral forward-looking statements concerning GGAC and WISEKEY, the BUSINESS COMBINATION, the related transactions or other matters and attributable to GGAC and WISEKEY or any person acting on their behalf are expressly qualified in their entirety by the cautionary statements above. Readers are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made. Neither GGAC nor WISEKEY undertakeS or acceptS any obligation or undertaking to release publicly any updates or revisions to any forward-looking statement to reflect any change in their expectations or any change in events, conditions or circumstances on which any such statement is based.

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Item 7.01 Regulation FD Disclosure.

The presentation attached as Exhibit 99.1 to this Current Report is the form of investor presentation to be used by GGAC for meetings with its shareholders and other persons interested in purchasing GGAC ordinary shares in connection with its proposed business combination with WISeKey.

The information in this Item 7.01, including the exhibit attached hereto, is intended to be furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section. The information in this Item 7.01 shall not be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements, Pro Forma Financial Information and Exhibits.

(d)          Exhibits:

Exhibit	Description

99.1	Investor Presentation.

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SIGNATURE

Pursuant to the requirements of the Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 15, 2015

GARNERO GROUP ACQUISITION COMPANY

By:	/s/ Mario Garnero
Name: Mario Garnero
Title: Chief Executive Officer

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